NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi Sector Bond Fund

Prospectus Supplement dated May 27, 2009 to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the information under the section entitled “Portfolio Management” on page 7 has been restated in its entirety as follows:

         PORTFOLIO MANAGEMENT
         The Fund is managed by Stephen R. Cianci, CFA, Andrew J. Kronschnabel, CFA, Scott J. Moses, CFA and Timothy L. Rabe, CFA. They are jointly responsible for the day-to-day management of the portfolio including selection of the Fund’s investments.

        Stephen R. Cianci is a senior portfolio manager at Logan Circle. Prior to joining Logan Circle in November 2007, he worked at Delaware Investments as a senior portfolio manager from November 1992 to November 2007. He is adjunct professor of finance and a member of the Business Advisory Council at Widener University, where he also earned his bachelor’s and MBA degrees.

       Andrew J. Kronschnabel is a senior portfolio manager for Logan Circle. Prior to joining Logan Circle in November 2007, he worked at Delaware Investments as a senior high grade trader from September 2000 to November 2007. Mr. Kronschnabel holds a bachelor’s degree in international economics and politics from Colorado College.

      Scott J. Moses is a senior portfolio manager at Logan Circle. Prior to joining Logan Circle in November 2007, Mr. Moses was employed by Delaware Investments as a research analyst from August 2000 to March 2006 and as the head of the emerging markets fixed income team from March 2006 to November 2007. Mr. Moses received a bachelor’s degree in business administration from Washington and Lee University.

      Timothy L. Rabe is senior portfolio manager at Logan Circle. Prior to joining Logan Circle in November 2007, he was head of the high yield team at Delaware Investments from June 2002 to November 2007, responsible for all high yield fixed income funds and strategies of the firm. Mr. Rabe received a bachelor’s degree in finance from University of Illinois.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE.